Restructuring and Integration	12 Months Ended
Feb. 28, 2019
Restructuring and Related Activities [Abstract]
Restructuring and Integration
RESTRUCTURING AND INTEGRATION
Resource Alignment Program
During fiscal 2016, the Company commenced the RAP for its device software, hardware and applications business with the objectives of reallocating Company resources to capitalize on growth opportunities, providing the operational ability to better leverage contract research and development services relating to its handheld devices, and reaching sustainable profitability. Other charges and cash costs may occur as programs are implemented or changes are completed.
The following table sets forth the activity in the Company’s RAP liability for fiscal 2019 and fiscal 2018:

	Employee Termination Benefits	Facilities Costs	Other Charges(1)	Total
Balance as at February 28, 2017	$9	$27	$—	$36
Charges incurred	12	26	29	67
Cash payments made	(20)	(14)	(27)	(61)
Balance as at February 28, 2018	1	39	2	42
Charges incurred	8	3	—	11
Cash payments made	(8)	(20)	(2)	(30)
Balance as at February 28, 2019	$1	$22	$—	$23

Current portion	$1	$11	$—	$12
Long-term portion	—	11	—	11
	$1	$22	$—	$23
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(1)	Other charges consist of costs associated with redundant systems from acquisitions that are being integrated into a single solution, and the effect of foreign exchange.

The long-term portion of the RAP liability is recorded at fair value, determined by measuring the remaining payments at present value using an effective interest rate of 2.0%, and the Company recorded interest expense over time to arrive at the total face value of the remaining payments.
The RAP charges included employee termination benefits, facilities and manufacturing network simplification costs as well as integration costs related to the transition and alignment of facilities and systems to the Company’s focus on its enterprise software business. Total charges, including non-cash charges incurred in fiscal 2019 and fiscal 2018, were as follows:

	For the Years Ended
	February 28, 2019	February 28, 2018	February 28, 2017
Cost of sales	$2	$11	$25
Research and development	2	5	4
Selling, marketing and administration	8	62	235
Total RAP charges	$12	$78	$264

As discussed in Note 6, the Company completes reviews of the individual patents, both organically generated and acquired, comprising its patent portfolio. As a result of this review, the Company ceased enforcement and abandoned legal right and title to a number of patents. As part of the RAP, the Company classified certain of the charges associated with the selective abandonment of certain patents as restructuring activities, incurring a charge of nil for fiscal 2019 (fiscal 2018 - $4 million and fiscal 2017 - $4 million). The abandonment charges are included in the loss on sale, disposal and abandonment of long-lived assets line of the Company’s consolidated statements of operations.
As part of the RAP, the Company decided to sell its data center assets to drive cost savings and efficiencies in the Company. The Company realized a loss on sale of approximately $165 million in fiscal 2017 in relation to the sale of these assets. The loss on sale has been included in the loss on sale, disposal and abandonment of long-lived assets line of the Company’s consolidated statements of operations and included in the total RAP charges.